__________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                     FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

    Date of Report  (Date of Earliest Event Reported):   August 5, 2009


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       __________________________________________________________________

ITEM  7.01.  REGULATION  FD  DISCLOSURE.

     The information set forth under the caption "Comments at the Meeting" under
Item  8.01  below  are  incorporated  by  reference  under  this  Item  7.01.

ITEM  8.01.  OTHER  EVENTS

     On August 5, 2009, N-Viro International Corporation (the "Company") held its Annual Stockholders meeting. The matters on which the stockholders voted, in person or by proxy, were:

          1. the election of four Class I directors to the board of directors;

          2. Proposal #2, the adoption of an amendment to the Amended and Restated 2004 Stock Option Plan;

          3.  Proposal  #3,  the  adoption  of  an  amendment  to  the  Second
          Amended  and  Restated  Certificate  of  Incorporation;  and

          4. Proposal #4, the ratification of UHY LLP as our independent outside auditors for the fiscal year ending December 31, 2009.

ELECTION OF BOARD OF DIRECTORS:


DIRECTOR       VOTES FOR  VOTES WITHHELD  VOTES ABSTAIN  APPROVED / NOT APPROVED
-------------  ---------  --------------  -------------  -----------------------

Mark Hagans    3,593,373         122,987         25,913            A
-------------  ---------  --------------  -------------  -----------------------
Carl Richard   3,595,462         120,898         25,913            A
-------------  ---------  --------------  -------------  -----------------------
Joseph Scheib  3,596,498         119,862         25,913            A
-------------  ---------  --------------  -------------  -----------------------
Joan Wills     3,569,880         116,650         55,742            A
-------------  ---------  --------------  -------------  -----------------------





PROPOSALS #2 THROUGH #4:  VOTES FOR  VOTES AGAINST  VOTES ABSTAIN  APPROVED / NOT APPROVED
------------------------  ---------  -------------  -------------  -----------------------

             2            3,438,836        279,050         24,385          A
------------------------  ---------  -------------  -------------  -----------------------
             3            3,450,826        267,061         24,385          A
------------------------  ---------  -------------  -------------  -----------------------
             4            3,712,245          5,593         24,435          A
------------------------  ---------  -------------  -------------  -----------------------



COMMENTS AT THE MEETING

     In comments to the stockholders attending the meeting, our Chief Executive Officer, Timothy Kasmoch, commented on certain business issues. In particular, Mr. Kasmoch reiterated his optimism on the subject of the Company's press release that morning, which announced a property purchase by the Company's related entity, Mahoning Valley N-Viro. He also expressed optimism over that the Company's developing N-Viro Fuel technology and believes a fuel-based facility will be well-received and hoped he would be speaking at next year's annual meeting with news on an operating or close-to-operating fuel facility. He also stated the next hurdle to the Company is the need for capital to grow this part of the business, and the Company was hopeful the new federal administration would provide easier access to funding to assist in the development of this clean technology.


Special  Cautionary  Note  Regarding  Forward-Looking  Statements
-----------------------------------------------------------------
The Company cautions that words used in this document such as "expects," "anticipates," "believes" and "may," as well as similar words and expressions used herein, identify and refer to statements describing events that may or may not occur in the future. These forward-looking statements and the matters to which they refer are subject to considerable uncertainty that may cause actual results to differ materially from those described herein. For example, while the Company expects business expansion projects to begin in an estimated time frame, such expectations are subject to adverse economic conditions and other factors outside of the Company's control. Further, the Company's ability to increase capabilities and expand capacity is subject to the ability of the Company or its partners to access sufficient capital to pay for this expansion, which will further depend on, among other factors, market acceptance. Our ability to achieve profitability of these projects could be negatively impacted if there is a lack of an adequate supply of waste or expenses increase above the Company's expectations - including fuel and transportation costs, labor costs and costs relating to the treatment and processing of the biosolids and creation of the N-Viro Soil or N-Viro Fuel. In addition, while the Company believes that trends in "greener" energy solutions are moving in favor of the Company's technology, such trends may not continue or may never result in increased sales or profits to the Company because of the availability of competing products and other alternative energy source. All of these factors, and other factors, will affect the profitability of the Company. Additional information about these and other factors that may adversely affect these forward-looking statements are contained in the Company's reports, including its Annual Report on Form 10-K for the year ended December 31, 2008 and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        N-VIRO INTERNATIONAL CORPORATION

Dated:          August 11, 2009          By:      /s/  James K. McHugh
                -------------                     -----------------------
                                                  James K. McHugh
                                                  Chief Financial Officer